                                  Exhibit 99.1

     Series 1997-2 Monthly Certificateholders' Statement for the month of
                                 February 2001

                                                                   Series 1997-2
                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


       Date of the Certificate                       March 9, 2001
       Monthly Period ending:                    February 28, 2001
       Determination Date                            March 9, 2001
       Distribution Date                            March 15, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                              General
=================================================================================================================================
 201   Amortization Period                                                                                     No         201
 202   Early Amortization Period                                                                               No         202
 203   Class A Investor Amount paid in full                                                                    No         203
 204   Class B Investor Amount paid in full                                                                    No         204
 205   Collateral Indebtedness Amount paid in full                                                             No         205
 206   Saks Incorporated is the Servicer                                                                      Yes         206

---------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
=================================================================================================================================
                                                                                                         as of the end of
                                                                              as of the end of the        the  relevant
                                                                              prior Monthly Period        Monthly Period
                                                                              --------------------       ----------------
 207   Series 1997-2 Investor Amount                                              $235,300,000   207(a)    $235,300,000   207(b)
 208    Class A Investor Amount                                                   $180,000,000   208(a)    $180,000,000   208(b)
 209    Class B Investor Amount                                                   $ 20,000,000   209(a)    $ 20,000,000   209(b)
 210    Collateral Indebtedness Amount                                            $ 21,000,000   210(a)    $ 21,000,000   210(b)
 211    Class D Investor Amount                                                   $ 14,300,000   211(a)    $ 14,300,000   211(b)

 212   Series 1997-2 Adjusted Investor Amount                                     $235,300,000   212(a)    $235,300,000   212(b)
 213    Class A Adjusted Investor Amount                                          $180,000,000   213(a)    $180,000,000   213(b)
 214     Principal Account Balance                                                $          -   214(a)    $          -   214(b)
 215    Class B Adjusted Investor Amount                                          $ 20,000,000   215(a)    $ 20,000,000   215(b)

 216    Class A Certificate Rate                                                                               6.50000%   216
 217    Class B Certificate Rate                                                                               6.69000%   217
 218    Collateral Indebtedness Interest Rate                                                                  6.16875%   218
 219    Class D Certificate Rate                                                                               6.44375%   219
 220   Weighted average interest rate for Series 1997-2                                                        6.48317%   220

                                                                                                       as of the end of
                                                                                for the relevant        the  relevant
                                                                                 Monthly Period         Monthly Period
                                                                              --------------------     ----------------
 221   Series 1997-2 Investor Percentage with respect to Finance Charge              18.35%     221(a)       19.29%       221(b)
       Receivables
 222    Class A                                                                      14.03%     222(a)       14.75%       222(b)
 223    Class B                                                                       1.56%     223(a)        1.64%       223(b)
 224    Collateral Indebtedness Amount                                                1.64%     224(a)        1.72%       224(b)
 225    Class D                                                                       1.11%     225(a)        1.17%       225(b)

 226   Series 1997-2 Investor Percentage with respect to Principal Receivables       18.35%     226(a)       19.29%       226(b)
 227    Class A                                                                      14.03%     227(a)       14.75%       227(b)
 228    Class B                                                                       1.56%     228(a)        1.64%       228(b)
 229    Collateral Indebtedness Amount                                                1.64%     229(a)        1.72%       229(b)
 230    Class D                                                                       1.11%     230(a)        1.17%       230(b)

 231   Series 1997-2 Investor Percentage with respect to Allocable Amounts           18.35%     231(a)       19.29%       231(b)
 232    Class A                                                                      14.03%     232(a)       14.75%       232(b)
 233    Class B                                                                       1.56%     233(a)        1.64%       233(b)
 234    Collateral Indebtedness Amount                                                1.64%     234(a)        1.72%       234(b)
 235    Class D                                                                       1.11%     235(a)        1.17%       235(b)

---------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
=================================================================================================================================

 236   The sum of the daily allocations of collections of Principal Receivables                            $          -   236
       for the relevant Monthly Period
 237     Class A distribution of collections of Principal Receivables per $1,000                           $          -   237
       of original principal amount
                                                                                                                     Page 1 of 5

                                                                                                                    Series 1997-2

  238  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                           $          -       238
  239  Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount
  240  Class D distribution of collections of Principal Receivables per $1,000 of                          $          -       239
       original principal amount                                                                           $          -       240
  241  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $       5.42       241
  242  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $       5.58       242
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                        $       4.80       243
  244  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $          -       244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                           $       1.67       245

---------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
=================================================================================================================================

  246  Series allocation of collections of Principal Receivables                                           $ 43,218,690       246
  247  Class A                                                                                             $ 33,061,471       247
  248  Class B                                                                                             $  3,673,497       248
  249  Collateral Indebtedness Amount                                                                      $  3,857,172       249
  250  Class D                                                                                             $  2,626,550       250

  251  Series allocation of collections of Finance Charge Receivables                                      $  4,486,746       251
  252  Class A                                                                                             $  3,432,275       252
  253  Class B                                                                                             $    381,364       253
  254  Collateral Indebtedness Amount                                                                      $    400,432       254
  255  Class D                                                                                             $    272,675       255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                             $  3,432,275       256
  257  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                     $          -       257
  258  Principal Investment Proceeds to be included in Class A Available Funds                             $          -       258
  259  The amount of investment earnings on amounts held in the Reserve Account to be included
       in Class A Available funds                                                                          $          -       259

  260  Class B Available Funds                                                                             $    381,364       260
  261  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                     $          -       261
  262  Principal Investment Proceeds to be included in Class B Available Funds                             $          -       262
  263  The amount of investment earnings on amounts held in the Reserve Account to be included in
       Class B Available funds                                                                             $          -       263

  264  Collateral Available Funds                                                                          $    400,432       264

  265  Class D Available Funds                                                                             $    272,675       265

---------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
=================================================================================================================================
       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                   $    975,000       266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                     $          -       267
  268  Class A Allocable Amount                                                                            $    645,035       268
  269  An amount to be included in the Excess Spread                                                       $  1,812,240       269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                  $     111,500       270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                    $           -       271
  272  An amount to be included in the Excess Spread                                                      $     269,864       272

                                                                                                                     Page 2 of 5

                                                                                                             Series 1997-2

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                               $          -       273
  274  An amount to be included in the Excess Spread                                                 $    400,432       274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                               $          -       275
  276  An amount to be included in the Excess Spread                                                 $    272,675       276

  277  Available Excess Spread                                                                       $  2,755,211       277
  278  Available Shared Excess Finance Charge Collections                                            $          -       278
  279  Total Cash Flow available for 1997-2 waterfall                                                $  2,755,211       279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                   $          -       280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                         $          -       281

  282  Class B Required Amount to the extent attributable to line270, and line271                    $          -       282

  283  Class B Allocable Amount                                                                      $     71,671       283
  284  Any remaining portion of the Class B Required Amount                                          $          -       284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class B Investor Amount to the Class A
       Investor Amount                                                                               $          -       285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                    $    100,756       286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due for the relevant Monthly Period and not paid above                                        $    368,333       287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior Monthly Periods                             $          -       288
  289  Collateral Allocable Amount                                                                   $     75,254       289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the CIA to the Class A or Class B Investor Amount                            $          -       290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                             $          -       291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                           $     71,669       292

  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                  $     23,833       293

  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                       $          -       294
  295  Class D Allocable Amount                                                                      $     51,244       295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
       Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                                        $          -       296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                $          -       297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                $          -       298
  299  Shared Excess Finance Charge Collections                                                      $  1,992,450       299

  --------------------------------------------------------------------------------------------------------------------------
                                           Determination of Monthly Principal
  ==========================================================================================================================

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                      $          -       300
  301  Available Principal Collections held in the Collection Account                                $ 43,218,690       301
  302  Class A Accumulation Amount                                                                   $          -       302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                  $          -       303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                         $ 43,218,690       304

  305  Class B Accumulation Amount                                                                   $          -       305

                                                                                                                Page 3 of 5

                                                                                                                    Series 1997-2

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                                       $         -        306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                   $ 43,218,690       307
  308  Enhancement Surplus                                                                                 $          -       308

  309  Class D Monthly Principal                                                                           $          -       309
  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                        $ 43,218,690       310

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
===================================================================================================================================

  311  Available Enhancement Amount                                                                        $ 35,300,000       311
  312  Amount on Deposit in the Cash Collateral Account                                                    $          -       312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
===================================================================================================================================

  313  Reallocated Principal Collections                                                                   $          -       313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                       $          -       314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                    $          -       315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                       $          -       316

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================
                                                                                           %                Amount
                                                                                        ------          ----------------------------
  317  Series 1997-2 Default Amount                                                     18.35%    317(a)   $    843,204       317(b)
  318  Class A Investor Default Amount                                                  14.03%    318(a)   $    645,035       318(b)
  319  Class B Investor Default Amount                                                   1.56%    319(a)   $     71,671       319(b)
  320  Collateral Default Amount                                                         1.64%    320(a)   $     75,254       320(b)
  321  Class D Investor Default Amount                                                   1.11%    321(a)   $     51,244       321(b)

  322  Series 1997-2 Adjustment Amount                                                                     $          -       322
  323  Class A Adjustment Amount                                                                           $          -       323
  324  Class B Adjustment Amount                                                                           $          -       324
  325  Collateral Adjustment Amount                                                                        $          -       325
  326  Class D Adjustment Amount                                                                           $          -       326

  327  Series 1997-2 Allocable Amount                                                                      $    843,204       327
  328  Class A Allocable Amount                                                                            $    645,035       328
  329  Class B Allocable Amount                                                                            $     71,671       329
  330  Collateral Allocable Amount                                                                         $     75,254       330
  331  Class D Allocable Amount                                                                            $     51,244       331

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
===================================================================================================================================

  332  Class A Required Amount                                                                             $          -       332
  333  Class A Monthly Interest for current Distribution Date                                              $    975,000       333
  334  Class A Monthly Interest previously due but not paid                                                $          -       334
  335  Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                                $          -       335
  336  Class A Allocable Amount for current Distribution Date                                              $          -       336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $          -       337

  338  Class B Required Amount                                                                             $          -       338
  339  Class B Monthly Interest for current Distribution Date                                              $    111,500       339
  340  Class B Monthly Interest previously due but not paid                                                $          -       340
  341  Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                                $          -       341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $          -       342
  343  Excess of Class B Allocable Amount over funds available to make payments                            $          -       343

  344  Collateral Required Amount                                                                          $          -       344
  345  Collateral Monthly Interest for current Distribution Date                                           $    100,756       345
  346  Collateral Monthly Interest previously due but not paid                                             $          -       346
  347  Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                            $          -       347

                                                                                                                      Page 4 of 5

                                                                                                                  Series 1997-2


 348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $           -       348
 349   Excess of Collateral Allocable Amount over funds available to make payments                      $           -       349

---------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
=================================================================================================================================

       Class A
       -------
 350   Class A Investor Amount reduction                                                                $           -       350
 351   Class A Investor Charge Off                                                                      $           -       351
 352   Reductions of the Class A Investor Amount                                                        $           -       352
       Class B
       -------
 353   Class B Investor Amount reduction                                                                $           -       353
 354   Class B Investor Charge Off                                                                      $           -       354
 355   Reductions of the Class B Investor Amount                                                        $           -       355
 356   Reallocated Principal Collections applied to Class A                                             $           -       356
       Collateral
       ----------
 357   Collateral Indebtedness Amount reduction                                                         $           -       357
 358   Collateral Indebtedness Amount Charge Off                                                        $           -       358
 359   Reductions of the Collateral Indebtedness Amount                                                 $           -       359
 360   Reallocated Principal Collections applied to Class B                                             $           -       360
       Class D
       -------
 361   Class D Investor Amount reduction                                                                $           -       361
 362   Class D Investor Charge Off                                                                      $           -       362
 363   Reductions of the Class D Investor Amount                                                        $           -       363
 364   Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $           -       364

----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
==================================================================================================================================

 365   Series 1997-2 Servicing Fee                                                                      $     392,167       365
 366   Class A Servicing Fee                                                                            $     300,000       366
 367   Class B Servicing Fee                                                                            $      33,333       367
 368   Collateral Servicing Fee                                                                         $      35,000       368
 369   Class D Servicing Fee                                                                            $      23,833       369

---------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
=================================================================================================================================

 370   Required Reserve Account Amount (if applicable)                                                         N/A          370
 371   Reserve Account Reinvestment Rate (if applicable)                                                       N/A          371
 372   Reserve Account balance                                                                          $           -       372


 373   Accumulation Period Length                                                                         12 months         373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of March, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          ----------------------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer


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